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                                                                   Exhibit 10.40

                            SUBORDINATED INDEBTEDNESS
                             INTERCREDITOR AGREEMENT

     AGREEMENT ("AGREEMENT"), dated as of August 29, 2000, by and among TransTechnology Corporation, a Delaware corporation (the "BORROWER"), each subsidiary of the Borrower that is a signatory hereto (the "EXISTING GUARANTORS"), each additional subsidiary that from time to time executes a joiner to this Agreement together with the Existing Guarantors, (the "GUARANTORS"), J. H. Whitney Mezzanine Fund, L.P., a Delaware limited partnership ("WMF"), Albion Alliance Mezzanine Fund I, L.P. ("ALBION I"), a Delaware limited partnership, Albion Alliance Mezzanine Fund II, L.P. ("ALBION II"), a Delaware limited partnership, The Equitable Life Assurance Society of the United States ("EQUITABLE"), a New York corporation, Fleet Corporate Finance, Inc. ("FLEET"), a Massachusetts corporation and Citizens Capital Inc.("CITIZENS", and together with Albion I, Albion II, Equitable and Fleet, collectively the "CO-INVESTORS"), a Massachusetts corporation. WMF and the Co-Investors are sometimes collectively referred to herein as the "SUBORDINATED NOTEHOLDERS." The Guarantors and the Borrowers are sometimes collectively referred to herein as the "OBLIGORS."

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Borrower is the obligor of, and WMF is the holder of, a 16% Senior Subordinated Promissory Note due August 29, 2005 in the principal amount of $30,000,000 (together with all notes issued in substitution or replacement thereof, the "WMF SUBORDINATED NOTE"), which WMF purchased from the Borrower pursuant to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of the date hereof, among the Borrower, WMF and the Co-Investors (the indebtedness evidenced by the WMF Subordinated Note, together with all other obligations guaranteed to WMF by the Guarantors pursuant to the Guaranty, by and among the Subordinated Noteholders and the Existing Guarantors, dated the date hereof (the "GUARANTY") shall hereinafter be referred to as the "WMF SUBORDINATED OBLIGATIONS");

         WHEREAS, the Borrower is the obligor of, and Albion I is the holder of, a 16% Senior Subordinated Promissory Note due August 29, 2005 in the principal amount of $4,000,000 (together with all notes issued in substitution or replacement thereof, the "ALBION I SUBORDINATED NOTE"), which Albion I purchased from the Borrower pursuant to the Securities Purchase Agreement (the indebtedness evidenced by the Albion I Subordinated Note, together with all other obligations guaranteed by the Guarantors to Albion I pursuant to the Guaranty, shall hereinafter be referred to as the "ALBION I SUBORDINATED OBLIGATIONS"); and

         WHEREAS, the Borrower is the obligor of, and Albion II is the holder of, a 16% Senior Subordinated Promissory Note due August 29, 2005 in the principal amount of $8,500,000 (together with all notes issued in substitution or replacement thereof, the "ALBION II SUBORDINATED NOTE"), which Albion II purchased from the Borrower pursuant to the Securities Purchase Agreement (the indebtedness evidenced by the Albion II Subordinated Note, together with all other obligations guaranteed by the Guarantors to Albion II pursuant to the Guaranty, shall hereinafter be referred to as the "ALBION II SUBORDINATED OBLIGATIONS"); and

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         WHEREAS, the Borrower is the obligor of, and Equitable is the holder of, a 16% Senior Subordinated Promissory Note due August 29, 2005 in the principal amount of $12,500,000 (together with all notes issued in substitution or replacement thereof, the "EQUITABLE SUBORDINATED NOTE"), which Equitable purchased from the Borrower pursuant to the Securities Purchase Agreement (the indebtedness evidenced by the Equitable Subordinated Note, together with all other obligations guaranteed by the Guarantors to Equitable pursuant to the Guaranty, shall hereinafter be referred to as the "EQUITABLE SUBORDINATED OBLIGATIONS"); and

         WHEREAS, the Borrower is the obligor of, and Fleet is the holder of, a 16% Senior Subordinated Promissory Note due August 29, 2005 in the principal amount of $12,500,000 (together with all notes issued in substitution or replacement thereof, the "FLEET SUBORDINATED NOTE"), which Fleet purchased from the Borrower pursuant to the Securities Purchase Agreement (the indebtedness evidenced by the Fleet Subordinated Note, together with all other obligations guaranteed by the Guarantors to Fleet pursuant to the Guaranty, shall hereinafter be referred to as the "FLEET SUBORDINATED OBLIGATIONS"); and

         WHEREAS, the Borrower is the obligor of, and Citizens is the holder of, a 16% Senior Subordinated Promissory Note due August 29, 2005 in the principal amount of $7,500,000 (together with all notes issued in substitution or replacement thereof, the "CITIZENS SUBORDINATED NOTE" and, together with the WMF Subordinated Note, the Albion I Subordinated Note, the Albion II Subordinated Note, the Equitable Subordinated Note and the Fleet Subordinated Note, collectively, the "SUBORDINATED NOTES"), which Citizens purchased from the Borrower pursuant to the Securities Purchase Agreement (the indebtedness evidenced by the Citizens Subordinated Note, together with all other obligations guaranteed by the Guarantors to Citizens pursuant to the Guaranty, the WMF Subordinated Obligations, the Albion I Subordinated Obligations, the Albion II Subordinated Obligations, the Equitable Subordinated Obligations and the Fleet Subordinated Obligations, shall hereinafter be referred to, collectively, as the "SUBORDINATED OBLIGATIONS"); and

         WHEREAS, it is in the best interests of the Obligors, WMF and the Co-Investors to enter into this Agreement in order to set forth, among other things, the relative rights of WMF and the Co-Investors with respect to the payments on and distributions in respect of the Subordinated Obligations.

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. RANKING. The Subordinated Obligations shall rank PARI PASSU (based upon principal then outstanding) to each other in right of payment and distribution of any cash, securities or other assets. In furtherance of, and not in limitation of, the other provisions of this Agreement, any reference in this Agreement to "payment" or "distribution" in respect of the Subordinated Obligations shall include, without limitation, any direct or indirect payment of principal or interest with respect thereto (including, without limitation, in connection with any mandatory or optional prepayment provisions); any direct or indirect payment or recovery on any

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claim as a holder relating to or arising out of any Subordinated Note, or any interest therein, in each case by or on behalf of any Obligor from any source of any kind or character, by set-off or otherwise; and any direct or indirect depositing of funds for the defeasance of any of the Subordinated Obligations, any sinking fund, or any payment on account of mandatory or optional prepayment or redemption provisions or any payments made in connection with the retirement of or purchase and sale of any of the Subordinated Notes by any Obligor from the holder thereof.

         SECTION 2. RATABLE RETIREMENT OR ACQUISITION OF SUBORDINATED NOTES. Without the prior unanimous written consent of all the holders of the Subordinated Notes then outstanding, none of the Obligors nor any of their respective subsidiaries or affiliates shall prepay, redeem, or otherwise purchase, retire or acquire, directly or indirectly, any Subordinated Note UNLESS such Obligor, subsidiary or affiliate shall have offered (and shall have the necessary funds readily available) to prepay, redeem or otherwise purchase, retire or acquire, as the case may be, the same proportion of all of the Subordinated Notes then outstanding, in each case upon the same terms and conditions.

         SECTION 3. PERMITTED PAYMENTS. Regularly scheduled payments of interest due under each of the Subordinated Notes shall be deemed to have been made in compliance with Sections 1 and 2 of this Agreement if such payments of interest shall be contemporaneously made with respect to all of the Subordinated Notes. No provision in this Agreement shall prohibit or otherwise affect the obligation of the Company to pay when due such interest payments.

         SECTION 4. LIMITATION ON REMEDIES. The Subordinated Noteholders agree among themselves that for so long as any Subordinated Obligations remain outstanding, without the prior written consent of the holders of at least a majority of the then outstanding aggregate principal amount of Subordinated Notes, which shall include at least two holders of Subordinated Notes which are not affiliates (the "Requisite Subordinated Noteholders"), none of the holders of Subordinated Notes (in each case in its capacity as such a holder) may:

             (a) declare, or join in the declaration by any person or entity other than the Requisite Subordinated Noteholders of, any Subordinated Obligations to be due and payable prior to the maturity thereof or otherwise accelerate the maturity of the principal of any Subordinated Obligations, accrued interest thereon or other amounts due thereunder or with respect thereto; or

             (b) take any other action against any Obligor in connection with the Subordinated Obligations, including, without limitation, commencing any administrative, legal or equitable action against any Obligor (including, without limitation, filing and joining in the filing of any insolvency petition against any Obligor).

In the event that the Requisite Subordinated Noteholders take any of the foregoing actions, such actions shall bind all holders of the Subordinated Obligations and any proceeds derived therefrom shall be distributed to the Subordinated Noteholders in accordance with the terms of this Agreement.

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     Notwithstanding anything to the contrary contained herein, if there is a default in the payment of interest, principal, or premium when due under any of the Subordinated Obligations (a "Payment Default"), and the Payment Default (i) is not cured or (ii) if the Requisite Subordinated Noteholders have not accelerated the Subordinated Obligations, within thirty (30) days from the date the Subordinated Noteholders are able to take any action with respect to a Payment Default under the Subordination and Intercreditor Agreement of even date hereof among the Subordinated Noteholders, the Borrower, and certain subsidiaries thereof, and Fleet National Bank, as Agent, as amended from time to time, or within one hundred eighty (180) days from the date of the Payment Default, whichever is earlier, then any Subordinated Noteholder that purchased a Subordinated Note on the date hereof, or any transferee of a Subordinated Noteholder that holds one or more Subordinated Notes in the principal amount of at least $5,000,000 may accelerate the Subordinated Obligations under the Subordinated Note held by such Subordinated Noteholder, as provided for therein.

         SECTION 5. AMENDMENTS OF SUBORDINATED OBLIGATIONS.

             (a) Notwithstanding any provision in any of the Loan Documents (as hereinafter defined) to the contrary, no amendment, supplement or Modification of or to any provision in any Loan Document, or any waiver of any such provision or consent to any departure by any party from the terms of any such provision may be made orally. The term "Loan Documents" means the documents governing the Subordinated Obligations, including, without limitation, the Subordinated Notes, but excluding this Agreement (the amendment of which is governed by Section 12 hereof).

             (b) Notwithstanding any provision in any of the Loan Documents to the contrary, any (i) amendment, supplement or modification to any Loan Document, (ii) consent under any Loan Document or (iii) waiver of any provision (collectively, "Modification") of any Loan Document shall be effective as to all of the holders of Subordinated Notes if given pursuant to a written agreement signed by the Obligors and the Requisite Subordinated Noteholders in accordance with the requirements of Section 11.4 of the Purchase Agreement;

             (c) Any amendment, supplement or modification of or to any provision of the Subordinated Obligations, any waiver of any provision of the Subordinated Notes, and any consent to any departure by any party from the terms of any provision of the Subordinated Notes, shall (i) apply to all the Subordinated Obligations and Subordinated Notes and (ii) be effective only in the specific instance and for the specific purpose for which made or given.

         SECTION 6. EXCESS PAYMENTS AND DISTRIBUTIONS RECEIVED. If a Subordinated Noteholder shall have received any payment or distribution of cash, securities or other assets in respect of the Subordinated Obligations in contravention of the terms of this Agreement (any such payment or distribution, shall be referred to as an "Excess Payment"), then and in such event such Excess Payment shall be received and held in trust for and shall be promptly paid over or delivered to the Subordinated Noteholders entitled to such Excess Payment in such amounts and proportions in accordance with and pursuant to the terms of this Agreement. If,

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after a Subordinated Noteholder (the "Payor Subordinated Noteholder") shall have paid any Excess Payment to another Subordinated Noteholder (each such Subordinated Noteholder shall be referred to as a "Payee Subordinated Noteholder") pursuant to this Section 6, such Excess Payment shall have been rescinded or must otherwise be returned by the Payor Subordinated Noteholder, in whole or in part, because of the insolvency, bankruptcy or reorganization of any Obligor or for any similar reason, then each such Payee Subordinated Noteholder shall repay to the Payor Subordinated Noteholder an amount equal to such Payee Subordinated Noteholder's pro rata portion of the Excess Payment that has been so rescinded or must otherwise be returned. For purposes of this Section 6 the "pro rata portion" of the Excess Payment that shall be required to be returned by a Payee Subordinated Noteholder shall equal the amount of the Excess Payment that has been so rescinded or must otherwise be returned multiplied by a fraction, the numerator of which shall be the amount of the Excess Payment paid by the Payor Subordinated Noteholder to such Payee Subordinated Noteholder and the denominator of which is the aggregate amount of the Excess Payment paid by the Payor Subordinated Noteholder to all Payee Subordinated Noteholders. No interest payment made as contemplated by Section 3 shall be deemed to be an Excess Payment.

         SECTION 7. LEGEND; FURTHER ASSURANCES.

             (a) The Subordinated Noteholders and the Borrower will cause each Subordinated Note and instrument (if any) evidencing the Subordinated Obligations to be endorsed with the following legend:

                  "THE SUBORDINATED INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT RANKS PARI PASSU WITH CERTAIN OTHER SUBORDINATED INDEBTEDNESS OF THE MAKER AND IS OTHERWISE SUBJECT TO CERTAIN OTHER RESTRICTIONS SET FORTH IN THAT CERTAIN SUBORDINATED INDEBTEDNESS INTERCREDITOR AGREEMENT, DATED AS OF AUGUST 29, 2000, BY AND AMONG THE MAKER HEREOF, THE PAYEE NAMED HEREIN, CERTAIN OTHER HOLDER(S) OF INDEBTEDNESS OF THE MAKER AND THE GUARANTORS OF SUCH INDEBTEDNESS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME."

             (b) Each of the Subordinated Noteholders and the Guarantor will cause the Guarantees to be endorsed with the following legend:

                  "THE OBLIGATIONS GUARANTEED HEREBY AND THE OBLIGATION HEREUNDER TO GUARANTY SUCH OBLIGATIONS ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN THAT CERTAIN SUBORDINATED INDEBTEDNESS INTERCREDITOR AGREEMENT, DATED AS OF AUGUST 29, 2000, BY AND AMONG THE HOLDERS OF SUCH OBLIGATIONS, THE GUARANTORS HEREUNDER AND THE PARENT OF SUCH GUARANTORS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME."

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             (c) Each of the Subordinated Noteholders and the Obligors will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further actions (including, without limitation, obtaining any consents, exemptions or authorizations) that may be necessary in order to protect any right or interest granted or purported to be granted hereunder or to enable each of the Subordinated Noteholders to exercise and enforce their rights and remedies hereunder.

         SECTION 8. AGREEMENT BY THE OBLIGORS. Each of the Obligors agrees that it will not make any payment or distribution in respect of any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Agreement. The obligations of the Obligors hereunder are joint and several.

         SECTION 9. OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interest of the Subordinated Noteholders hereunder, and all agreements and obligations of the Subordinated Noteholders and the Obligors hereunder, shall remain in full force and effect irrespective of:

             (a) any lack of validity or enforceability of any document evidencing or relating to the Subordinated Obligations;

             (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Subordinated Obligations, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Subordinated Obligations (whether or not effected in accordance with the provisions of this Agreement);

             (c) any failure of any Subordinated Noteholder to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any other document evidencing or relating to the Subordinated Obligations;

             (d) any reduction, limitation, impairment or termination of the Subordinated Obligations for any reason (other than the defense of payment in full of all of the Subordinated Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Obligor hereby waives any right to or claim of) any defense (other than the defense of payment in full of the Subordinated Obligations) or set off, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Subordinated Obligations; and

             (e) any other circumstances which might otherwise constitute a defense (other than the defense of payment in full in cash of all of the Subordinated Obligations) available to, or a discharge of, any Obligor in respect of the Subordinated Obligations or the Subordinated Noteholders in respect of this Agreement.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Subordinated Obligations is rescinded or must otherwise be returned

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by any Subordinated Noteholder upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.

         SECTION 10. RELATIVE RIGHTS. This Agreement defines the relative rights of the Subordinated Noteholders. Nothing in this Agreement shall: (a) impair, as between the Obligors, on the one hand, and the Subordinated Noteholders, on the other hand, the absolute and unconditional obligations of the Obligors pursuant to the Subordinated Obligations, including, without limitation, the obligation to pay principal and interest (including, without limitation, default interest) on the Subordinated Notes in accordance with their respective terms or in the case of the Guarantors, in accordance with the Guaranty; or (b) subject to the terms of this Agreement, prevent the Subordinated Noteholders from exercising their available remedies upon a default or event of default under the Subordinated Notes.

         SECTION 11. REPRESENTATIONS AND WARRANTIES.

             (a) Each of the Obligors hereby jointly and severally represent and warrant as follows:

                 (i) the execution, delivery and performance by each Obligor of this Agreement is within its corporate power, has been duly authorized by all necessary corporate action, and does not contravene its certificate of incorporation or by-laws or any material contractual restriction, law or governmental regulation or court decree order binding on or affecting such Obligor; and

                 (ii) this Agreement constitutes a legal, valid and binding obligation of each Obligor, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

             (b) Each of the Subordinated Noteholders represents as to itself and not as to any other Noteholder as follows:

                 (i) such Subordinated Noteholder owns the Subordinated Note issued to it as described in the recitals hereto free and clear of any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation other than, with respect to WMF, pursuant to the pledge of the WMF Subordinated Notes pursuant to the terms of the partnership agreements or other agreements of WMF pursuant to which WMF issued any bonds, promissory notes or other evidences of indebtedness;

                 (ii) the execution, delivery and performance by each Subordinated Noteholder of this Agreement is within such party's individual, corporate or partnership or limited liability company (as the case may be) powers, has been duly authorized

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by all necessary organizational action, and does not contravene any provision of its organizational documents or any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting such party and, if such Subordinated Noteholder is an individual, such individual is at least 18 years of age; and

                 (iii) this Agreement constitutes a legal, valid and binding obligation of each Subordinated Noteholder, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

         SECTION 12. AMENDMENTS, WAIVERS. No amendment, modification, supplement or waiver of any provision of this Agreement nor consent or any departure by the Subordinated Noteholders or the Obligors herefrom shall in any event be effective unless the same shall be in writing and signed by the party or parties hereto against whom enforcement of such amendment, waiver or consent is sought, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by a Subordinated Noteholder in exercising, or the exercise or beginning of exercise by a Subordinated Noteholder of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of a Subordinated Noteholder shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by such Subordinated Noteholder. Notwithstanding any provision in this Agreement to the contrary, the parties acknowledge that (i) the provisions set forth in Section 4 hereof are solely for the benefit of and inure to the Subordinated Noteholders, and, as such, may be amended by a writing signed by the Subordinated Noteholder against whom enforcement of such amendment, waiver or consent is sought, without the consent of the Obligors except with respect to the definition of Requisite Noteholders and (ii) no amendment, modification, supplement or waiver of or to any provision of Section 5 nor consent to any departure by the Subordinated Noteholders or the Obligors from any provision of Section 5 shall in any event be effective unless the same shall be in writing and signed by all of the holders of the Subordinated Notes then outstanding.

         SECTION 13. EXPENSES. Each Subordinated Noteholder (the "Indemnifying Subordinated Noteholder") agrees to pay, upon demand, to the other Subordinated Noteholders, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements that the other Subordinated Noteholders may incur in connection with the exercise or enforcement of any of the rights or interests of such other Subordinated Noteholders hereunder in respect of a breach by such Indemnifying Subordinated Noteholder of any of its obligations or agreements hereunder. The Obligors agree to pay, upon demand, to the Subordinated Noteholders, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements that the Subordinated Noteholders may incur in connection with the exercise or enforcement of all rights or interests of the Subordinated Noteholders hereunder in respect of a breach by any Obligor of any of its obligations or agreements hereunder.

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         SECTION 14. ADDRESS FOR NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

if to the Obligors:
                                    c/o TransTechnology Corporation
                                    150 Allen Road
                                    Liberty Corner, NJ  07938
                                    Telecopier: (908)903-9691
                                    Attention: Mr. Joseph Spanier

                                    with a copy to:

                                    Hahn Loeser & Parks, LLP
                                    3300 BP Tower
                                    200 Public Square
                                    Cleveland, OH 44114
                                    Telecopier: (216) 241-2824
                                    Attention:       F. Ronald O'Keefe, Esq.

                           2.       if to WMF
                                    J. H. Whitney Mezzanine Fund, L.P.
                                    177 Broad Street, 15th Floor
                                    Stamford, Connecticut 06901
                                    Telecopier No.:  (203) 973-1422
                                    Attention:       Mr. David A. Scherl
                                                     Mr. Daniel J. O'Brien

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:       Andrew M. Arsiotis, Esq.
                                            Jack Levy, Esq.

                           3.
                                    If to Albion I
                                    Albion Alliance Mezzanine Fund I, L.P.
                                    1345 Avenue of the Americas
                                    New York, New York  10105
                                    Telecopier No.: (212) 969-6659
                                    Attention: James R. Wilson

                                    with a copy to

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                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention: Andrew M. Arsiotis, Esq.
                                               Jack Levy, Esq.

                           4.       If to Albion II
                                    Albion Alliance Mezzanine Fund II, L.P.
                                    1345 Avenue of the Americas
                                    New York, New York  10105
                                    Telecopier No.: (212) 969-6659
                                    Attention:       James R. Wilson

                                    with a copy to

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:       Andrew M. Arsiotis, Esq.
                                                     Jack Levy, Esq.

                           5.       If to Equitable
                                    The Equitable Life Assurance Society of the
                                     United States
                                    c/o Albion Alliance
                                    1345 Avenue of the Americas
                                    New York, New York  10105
                                    Telecopier No.: (212) 969-6659
                                    Attention:       James R. Wilson

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:       Andrew M. Arsiotis, Esq.
                                                     Jack Levy, Esq.
                           6.       if to Fleet
                                    Fleet Corporate Finance, Inc.
                                    One Federal Street
                                    Boston, MA  02110
                                    Telecopier No.: (617) 434-4970
                                    Attention: Bradley Stewart

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                                    with a copy to:
                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:       Andrew M. Arsiotis, Esq.
                                                     Jack Levy, Esq.
                           7.       If to Citizens
                                    Citizens Capital Inc.
                                    28 State Street
                                    Boston, MA  02109
                                    Telecopier No.: (617) 725-5630
                                    Attention: Randall L. Kutch

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:       Andrew M. Arsiotis, Esq.
                                                     Jack Levy, Esq.


or to such other address or addresses as shall have been furnished in writing to the other parties hereto.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five business days after being deposited in the mail, postage prepaid; and, if telecopied, when receipt is electronically confirmed.

         SECTION 15. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the parties hereto and termination of this Agreement.

         SECTION 16. SUBORDINATED NOTES OUTSTANDING. No Subordinated Notes held by any Obligor or any of their respective affiliates shall be deemed to be outstanding for purposes of this Agreement.

         SECTION 17. ENTIRE AGREEMENT; SEVERABILITY. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, Section 7 of each of the Subordinated Notes. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         SECTION 18. CONTINUING AGREEMENT; TRANSFER OF SUBORDINATED NOTES; NO THIRD PARTY BENEFICIARIES. This Agreement shall (a) remain in full force and effect until the Subordinated Obligations shall have been paid in cash in full,
(b) be binding upon the Subordinated Noteholders and the Obligors and their respective successors, transferees and assigns whether so expressed or not, and
(c) inure to the benefit of and be enforceable by each of the Subordinated Noteholders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Subordinated Noteholder may, subject to the provisions of the Subordinated Note held by such Subordinated Noteholder, assign or otherwise transfer, in whole or part, the Subordinated Note held by it to any other person or entity and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Subordinated Noteholders and shall become subject to all provisions of, and assume all obligations of the assignor or transferor of such Subordinated Note under this Agreement. This Agreement is not intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

         SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

         SECTION 20. FORUM SELECTION AND CONSENT TO JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SUBORDINATED NOTES OR ANY AGREEMENTS OR TRANSACTIONS RELATING THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 14, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

         SECTION 21. POWER OF ATTORNEY. Each holder of Subordinated Notes does hereby irrevocably constitute and appoint the Requisite Subordinated Noteholders, and each of them, with full power of substitution, as such holder's true and lawful attorneys-in-fact (each, an "Attorney-in-Fact"), in his, her or its name, place and stead, to execute, acknowledge, swear to, deliver, file and record such (i) amendments as may be approved by the Requisite Subordinated Noteholders as contemplated by Section 5 hereof and (ii) such other documents as are deemed necessary by the Attorney-in-Fact to carry out fully the provisions of Section 5 and Section 6 of this Agreement in accordance with the terms thereof. The grant of authority in this Section 21 is a special power of attorney coupled with an interest in the Attorney-in-Fact and shall survive the death or incapacity of any holder of Subordinated Notes, may be exercised for such holder by a facsimile signature of the Attorney-in-Fact, and shall survive any assignment by the holder of any interest in the Subordinated Notes held by such holder. Obligors shall be entitled to rely on the written notice of such attorney-in-fact in connection with any matter contemplated by this Section 21.

         SECTION 22. ADDITIONAL GUARANTORS. The Company shall cause any person or entity that becomes a guarantor of any of the Subordinated Obligations to execute a joinder to this Agreement pursuant to which such person or entity shall be bound by the terms hereof applicable to the Guarantor.

         SECTION 23. NOTES CONSTITUTING SUBORDINATED NOTES. For all purposes under this Agreement, the term Subordinated Notes shall include all notes (together with all notes issued in substitution or replacement thereof) contemplated by the "PIK interest" provisions set forth in Section 2(b) of each of the Subordinated Notes.

         SECTION 24. SPECIFIC PERFORMANCE. The parties hereto agree that the breach by any party of the provisions of this Agreement would result in substantial damage to the other parties which would be difficult, if not impossible, to ascertain, and by reason of that fact the parties agree that in the event of any such breach, the non-breaching parties shall have the right to enforce this Agreement by injunction or other proceeding in equity without the posting of a bond or other security.

         SECTION 25. SIGNATURES; EXECUTION IN COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.



                                    TRANSTECHNOLOGY CORPORATION


                                    By:  /S/ Joseph F. Spanier
                                        --------------------------------------
                                        Name:    Joseph F. Spanier
                                        Title:   Vice President, Chief Financial
                                                 Officer

                                    J. H. WHITNEY MEZZANINE FUND, L.P.

                                    By: Whitney GP, L.L.C.,


                                    By:  /S/ JOSEPH D. CARRABINO, JR.
                                        --------------------------------------
                                        Name: Joseph D. Carrabino, Jr.
                                        A Managing Member


                                    ALBION ALLIANCE MEZZANINE FUND I, L.P.

                                    By:  Albion Alliance, LLC, its
                                         General Partner

                                    By:  /S/ JAMES R. WILSON
                                        --------------------------------------
                                        Name: James R. Wilson
                                        Title:   Senior Vice President

                                    ALBION ALLIANCE MEZZANINE FUND II, L.P

                                    By: AA MEZZ II GP, LLC, its
                                        General Partner

                                    By:  Albion Alliance, LLC, its
                                            General Partner

                                    By: /S/ James R. Wilson
                                        --------------------------------------
                                        Name: James R. Wilson
                                        Title:   Senior Vice President

                                    THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                    UNITED STATES

                                    By:/s/ James R. Wilson
                                        --------------------------------------
                                        Name: James R. Wilson
                                        Title:    Investment Officer


                                    FLEET CORPORATE FINANCE, INC.

                                    By:/s/ Michael Browne
                                        --------------------------------------
                                        Name: Michael Browne
                                        Title:    Managing Director

                                    CITIZENS CAPITAL INC.

                                    By:/S/ RANDALL KUTCH
                                        Name:    Randall Kutch
                                        Title:   Director

                                AEROSPACE RIVET
                                         MANUFACTURERS CORPORATION

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                ELECTRONIC CONNECTIONS AND
                                         ASSEMBLIES, INC.

                                By:      /S/ Gerald C. Harvey
                                         ----------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                ELLISON RING & WASHER, INC

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                NORCO, INC.

                                By:      /S/ GERALD C. HARVEY
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                PALNUT FASTENERS, INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                RANCHO TRANSTECHNOLOGY
                                         CORPORATION

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                RETAINERS, INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                SEEGER, INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary


                                SSP INDUSTRIES

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                SSP INTERNATIONAL SALES, INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TCR CORPORATION

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary


                                TRANSTECHNOLOGY ACQUISITION CORPORATION

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TRANSTECHNOLOGY SEEGER INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TRANSTECHNOLOGY SYSTEMS
                                         & SERVICES, INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TRANSTECHNOLOGY ENGINEERED
                                         COMPONENTS, LLC

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TRANSTECHNOLOGY ENGINEERED
                                         RINGS USA, INC.

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TRANSTECHNOLOGY INTERNATIONAL
                                         CORPORATION

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary

                                TRANSTECHNOLOGY CANADA CORPORATION

                                By:      /S/ Gerald C. Harvey
                                        --------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:    Vice President and Secretary








                   [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]